================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ImageMatrix Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           ImageMatrix Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                                Denver, CO 80222

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 16, 1997

To Our Stockholders:

          The Annual Meeting of Stockholders of ImageMatrix Corporation, a Colorado corporation (the "Company"), will be held at 10:00 a.m., Mountain Time, on May 16, 1997, at The Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

          1. To elect four (4) Directors;

          2. To approve an amendment to the Company's 1996 Incentive Stock Option Plan to increase the number of shares reserved to 737,500 from 387,500 shares of the Company's Common Stock for issuance thereunder.

          3. To approve the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1997.

          4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

          All Stockholders are cordially invited to attend the meeting, although only Stockholders of record at the close of business on April 9, 1997, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

          In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

          Whether or not you expect to attend the Annual Meeting, holders of ImageMatrix Corporation Common Stock should complete, date and sign the enclosed form of proxy card and mail it promptly in the enclosed prepaid envelope.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Blair W. McNea
                                      Secretary of the Corporation

April 30, 1997


PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            IMAGEMATRIX CORPORATION

                    400 South Colorado Boulevard, Suite 500
                                Denver, CO 80222


                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 1997


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ImageMatrix Corporation, a Colorado corporation ("ImageMatrix" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 16, 1997 at 10:00 a.m. at the Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 30, 1997.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                           OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is April 9, 1997. At the close of business on that day, there were 4,922,834 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal. Preferred shareholders will not vote at the meeting since they do not have voting rights.

                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR approval of an amendment to the ImageMatrix Corporation 1996 Incentive Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder to 737,500 from 387,500, (iii) FOR the selection of Ernst & Young LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997; and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company (and Series A Preferred Stock on an as converted to Common Stock basis and as specifically noted below) for each director of the Company, for the Chief Executive Officer, for its executive officers who were paid more than $100,000 in 1996, for all directors and executive officers of the Company as a group, and for each shareholder who is known by the Company to own more than 5% of the Company's Stock as of April 9, 1997.

                                               NUMBER OF
                                             COMMON SHARES           PERCENT OF
        BENEFICIAL OWNER                  BENEFICIALLY OWNED   OUTSTANDING SHARES(++)
        ----------------                  -------------------  -----------------------
Gerald E. Henderson...............               2,078,088                     42.2%
400 S. Colorado Blvd. Ste. 500
Denver, CO 80222

K.D. Heidrich.....................                 460,494(1)                   8.7%
1113 Spruce St., Ste. 400
Boulder, CO 80302

Daryl F. Yurek....................                 460,494(2)                   8.7%
1113 Spruce St., Ste. 400
Boulder, CO 80302

Opus Capital, Inc. ...............                 358,077(3)                   6.8%
1113 Spruce St., Ste. 400
Boulder, CO 80302

David Seigle......................                 257,566(4)                     5.1%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Blair W. McNea....................                 254,466(5)                     4.9%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Dennis C. Hefter..................                 195,903(6)                     3.9%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Jaidev Sugavanam..................                 179,237(7)                     3.6%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Donald Skender....................                  13,888(8)                       *%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Robert Beekmann...................                   3,100(9)                       *%
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Bryan Finkel......................                       0                         --
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

Beverly Sloan.....................                       0                         --
400 S. Colorado Blvd., Ste. 500
Denver, CO 80222

All directors and executive
 officers as a group..............               2,982,248(10)                   55.1%
(9 persons)

--------------------------------------------------------------------------------------

*Less than one percent.
(1) Includes 27 shares held by Opus Capital, Inc. ("Opus"), of which Mr. Heidrich is a 50% shareholder and includes options held by Opus to purchase 358,050 shares which are currently exercisable or become exercisable within 60 days.
(2) Includes 27 shares held by Opus, of which Mr. Yurek is a 50% shareholder and includes options held by Opus to purchase 358,050 shares which are currently exercisable or become exercisable within 60 days.
(3) Includes options to purchase 358,050 shares which are currently exercisable or become exercisable within 60 days.
(4) Includes 87,746 shares owned by the Seigle Family Trust, of which Mr. Seigle is the trustee and beneficiary. Includes options held by the Seigle Family Trust to purchase 166,720 shares and options to David Seigle to purchase 3,100 shares, which are currently exercisable or become exercisable within 60 days.
(5) Includes options to purchase 87,746 shares which are currently exercisable or become exercisable within 60 days. Includes options held by Treuhand, Inc. to purchase 166,720 shares, which are currently exercisable or become exercisable within 60 days. Mr. McNea is the sole shareholder of Treuhand, Inc.
(6) Includes options to purchase 40,903 shares which are currently exercisable or become exercisable within 60 days.
(7) Includes options to purchase 3,100 shares which are currently exercisable or become exercisable within 60 days.

(8) Includes options to purchase 13,888 shares which are currently exercisable or become exercisable within 60 days.
(9) Includes options to purchase 3,100 shares which are currently exercisable or become exercisable within 60 days.
(10) Includes options to purchase 485,277 shares which are currently exercisable or become exercisable within 60 days.
(++) At the time of the mailing of this Proxy Statement to shareholders, the Company is in the process of completing the sale of up to 3,300,000 shares of Series A Convertible Preferred Stock ("Preferred Stock"). The Preferred Stock is convertible into Common Stock at any time by dividing the number of shares of Preferred Stock by the lesser of (i) $2.25 or (ii) .75 times the average closing bid price of the Common Stock on the eight days prior to conversion. Assuming the Company sells all 3,300,000 shares of stock, such shares would be convertible into 2,279,793 shares of Common Stock as of April 21, 1997. If all such shares were converted and outstanding the total number of shares of Common Stock outstanding would be 7,202,627 and the Percent of Outstanding Shares of the above-named shareholders would be Gerald E. Henderson: 28.9%; K.D. Heidrich: 6.1%; Darryl F. Yurek: 6.1%; David Seigle: 3.5%; Blair W. McNea: 3.4%; Opus Capital, Inc.: 4.7%; Jaidev Sugavanam: 2.5%; Dennis Hefter: 2.7%; Robert
      Beekmann: less than 1%; Bryan Finkel: 0%; Beverly Sloan: 0%; and Don
      Skender: less than 1%.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

      Pursuant to the Bylaws, the authorized number of directors of the Company has been set at eight. The Company's Articles of Incorporation divide the Board of Directors into three classes and provide that after an interim period or as necessary to balance the number of directors by class, each class is to be elected for a three-year term. The terms of office of directors Robert Beekmann, Bryan Finkel, Dennis Hefter and Beverly Sloan expire at the Annual Meeting to be held May 16, 1997. Mr. Beekmann, Mr. Hefter and Ms. Sloan are standing for election for three-year terms, expiring at the 2000 Annual Meeting
of Shareholders.   Mr. Finkel is standing for election for a two-year term,
expiring at the 1999 Annual Meeting of Shareholders. Unless otherwise specified, the proxy solicited by the Board of Directors will be voted FOR the election of Ms. Sloan and Messrs. Beekmann, Finkel and Hefter.

      The terms of office of the Company's other directors who are not standing for election at the Annual Meeting are as follows: Blair McNea and Jaidev Sugavanam have terms which expire at the 1998 Annual Meeting of Shareholders and Gerald Henderson and David Seigle have terms which expire at the 1999 Annual Meeting of Shareholders.

      Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may recommend. Each nominee has expressed his or her intention to serve the entire term for which election is sought.

      THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH NOMINEE
                                                              ---
FOR THE BOARD OF DIRECTORS.

      The names, ages and period of service for each member of the Board of Directors are as follows:

                                      Year First
                                       Became a
Name                      Age          Director
----                      ---         ----------

Gerald E. Henderson(A)     58               1992

Robert Beekmann(A)(C)      56               1995


Bryan Finkel               34               1997

Dennis Hefter              34               1997

Blair W. McNea             34               1995

David Seigle(A)            57               1995

Beverly Sloan              44               1997

Jaidev Sugavanam(C)        41               1995

---------------------------

(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee


     Gerald E. Henderson has been Chairman of the Board, President and Chief Executive Officer of the Company and its predecessor corporations since 1992. Mr. Henderson has more than 31 years of senior organizational management, operations management, sales management, and software development experience, including industry specific experience of 14 years in computer software, four years in systems integration, and 13 years in the oil and gas industry. From 1990 to 1992, he served as Chairman of the Board and Chief Executive Officer of Denver Resources, Inc., a company involved in the acquisition of oil and gas properties. Mr. Henderson sold Documatrix Corporation to the Company in July 1995.

     Robert Beekmann has been a director of the Company since November 1995. He is the founding and managing partner of Beekmann & Vanderberg & Co., LLC, a Denver-based CPA and business consulting firm. From 1980 through 1994, he was a partner with the Denver accounting firm of Scullion, Beekmann & Co. He is a licensed Certified Public Accountant and Certified Financial Planner.

     Bryan Finkel has been a director of the Company since April 1997. Mr. Finkel has spent over ten years in operating and advisory roles within the Information Technology industry. His areas of experience include software, online services and multimedia technologies. Since January 1994, Mr. Finkel has been a director and management consultant with Eastside Technology Management, providing operational and financing advisory services to public and private technology companies. From September 1992 to January 1996, Mr. Finkel was an investment banker with Broadview Associates where he was responsible for client management and the execution of a variety of transactions in software and hardware sectors.

     Dennis Hefter has been a director of the Company since April 1997, has been Executive Vice President of the Company since September 1996, and has been an employee of the Company since December 1995. Mr. Hefter has over 11 years of experience in management positions. From January 1995 through December 1995, Mr. Hefter was a branch manager for Ameridata, Inc., a computer systems and services integrator. From January 1988 to January 1995, Mr. Hefter was President, Member of the Board of Directors and a major shareholder of Micro Recovery Systems, Inc. ("MRS") a Wyomissing, Pennsylvania computer systems and services integrator. Ameridata, Inc. purchased MRS in January 1995.

     Blair W. McNea has been Vice President--Business Development of the Company, Secretary, and a Director since December 1995. Mr. McNea became Chief Financial Officer and Treasurer on February 28, 1997. Mr. McNea has over 12 years of experience in organizational management, financial transactions, sales, corporate development and mergers and acquisitions. From January 1995 through September 1995, Mr. McNea served as Vice President of Business Development at ENTEX Information Systems of Colorado, Inc. ("ENTEX"). From March 1993 to December 1994, Mr. McNea was an independent consultant on mergers and acquisitions and his clients at such time included ENTEX. From April 1991 to March 1993, Mr. McNea served as Commercial Manager--European Sales for Destron/Fearing, Inc., an identification automation company. From January 1988 to April 1991, Mr. McNea was a Corporate Banker and Territory Manager for Norwest Corporate Bank.

  David Seigle has been a director of the Company since July 1995. Since 1991, Mr. Seigle has been a consultant to technology and software industry businesses. Mr. Seigle was a founding member of the management team of FileNet Corporation, an imaging software and systems company, and from 1982 to 1991 held several positions with that company including as Vice President of Marketing, and Senior Vice President of International Sales and Customer Support.

  Beverly Sloan has been a director of the Company since April 1997. Since January 1993, Ms. Sloan has served as Executive Director of Human Resources for US WEST, Inc. From June 1982 through December 1992 she was President of Mid-America Health Network, Inc., Kansas City, Missouri, a regional health plan with over 325,000 members which she founded.

  Jaidev Sugavanam has been a director of the Company since November 1995. In 1987 Mr. Sugavanam founded Advanced Systems and Peripherals, Inc., a St. Louis based computer systems integrator for school systems and businesses, and served as President and Chief Executive Officer until its sale to ENTEX in March 1995. He currently serves as the Vice President of the Education Access division of ENTEX.


COMMITTEES OF THE BOARD OF DIRECTORS

  The Company has an Audit Committee and a Compensation Advisory Committee. The Audit Committee recommends the Company's independent auditors, reviews the scope of their engagement, consults with the auditors, reviews the results of their examinations, acts as liaison between the Board of Directors and the auditors and reviews various Company policies, including those relating to accounting and internal controls. The Audit Committee met once in 1996.

  The Compensation Advisory Committee ("Compensation Committee") administers the 1996 Incentive Stock Option Plan and the Founders and Outside Consultants Stock Option Plan, and determines the salaries, bonuses and other compensation of the Company's President and CEO as well as other officers and executives as directed by the Board of Directors of the Company. The Compensation Committee met two times in 1996.

  Pursuant to an underwriting agreement entered into with the Company in connection with its June 1996 initial public offering, Neidiger Tucker Bruner, Inc., the principal underwriter, has designated Anthony

Petrelli as an advisor to the Board of Directors, and the Company has agreed to certain indemnification obligations with respect to such advisor.

  Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive of the Company.

  During the fiscal year ended December 31, 1996, there were ten meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1996 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1996, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements. Donald Skender, Vice President of Operations of the Company filed one late initial statement of beneficial ownership on Form 3 in connection with his appointment as an officer of the Company in September 1996.

EXECUTIVE OFFICERS

  The following persons are the executive officers of the Company:

Name                                          Position
----                                          --------

Gerald E. Henderson                 Chairman of the Board, President and Chief
                                     Executive Officer

Dennis Hefter                       Executive Vice President

Blair W. McNea                      Vice President--Business Development,
                                     Secretary, Chief Financial Officer and
                                     Treasurer

Donald Skender                      Vice President of Operations


     Information concerning Mr. Henderson, Mr. Hefter and Mr. McNea is provided under the section entitled "Election of Directors."

     Donald Skender, age 48, has been Vice President of Operations since April 1996, and was appointed a corporate executive officer in September 1996. From November 1989 to April 1996, Mr. Skender worked with First Trust Corporation (a subsidiary of Fiserv, Inc.), serving as Vice President of Information Services. As Vice President of Information Services, Mr. Skender was responsible for all aspects of technology services, including host systems, networks, daily operations and applications development.

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and its executive officers who were paid more than $100,000 in salary and bonus during the year ended December 31, 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                          Annual Compensation                  Long Term
                                                ----------------------------------------      Compensation
                                                                                                 Awards
                                                                          Other Annual    Securities Underlying
      Name and Principal Position         Year  Salary ($)   Bonus($)    Compensation ($)    Options/SARS (#)
----------------------------------------  ----  ----------  ----------   ---------------- ----------------------
Gerald E. Henderson (1)                   1996    156,000      11,000                __                      __
   Chief Executive Officer                1995    101,305     100,000(2)             --                      --

Keith E. Brue(3)                          1996    120,000      11,000                __
   Chief Financial Officer                1995     30,385          --                --                  77,500

Dennis C. Hefter (4)                      1996     98,000                        50,000
  Vice President--National Sales Manager  1995        250          --                --                  77,500

Blair W. McNea(5)                         1996    108,000      11,000
  Vice President--Business Development,   1995      2,077          --                --                      --
   Chief Financial Officer
--------------

(1) Effective January 1, 1997, Mr. Henderson's base salary was increased to $180,000 per year.
(2) A non-recurring bonus was paid to Mr. Henderson in 1995 in consideration for his waiver to permit the Company to assume his employment agreement with Documatrix Corporation at the time of the Company's acquisition of Documatrix Corporation.
(3) Mr. Brue joined the Company in October 1995. His annual salary in 1996 was $120,000. He resigned from the Company on February 28, 1997. His stock options terminated on March 28, 1997.
(4) Mr. Hefter joined the Company in December 1995. His annual salary in 1996 was $120,000. In December 1995 Mr. Hefter purchased 155,000 shares of Common Stock from Gerald Henderson, the Chief Executive Office of the Company, at a price of $1.94 per share at a time when the value of the common stock was $2.58 per share. The Company recorded $100,000 deferred compensation expense in connection with such sale, and Mr. Hefter is deemed to have received $100,000 of deferred compensation. The deferred compensation will be amortized over a two-year period beginning in January 1996 pursuant to the vesting provisions of the restricted stock agreement between Messrs. Henderson and Hefter and $50,000 of compensation expense was recognized in 1996.
(5) Mr. McNea joined the Company in December 1995. His annual salary in 1996 was $108,000. In addition to the position of Vice President--Business Development, Mr. McNea became Chief Financial Officer and Treasurer of the Company on February 28, 1997. Prior to becoming an officer of the Company, Mr. McNea served as a consultant to the Company. Consulting fees paid to Treuhand, Inc., a corporation wholly-owned by Mr. McNea, amounted to approximately $33,000 for the year ended December 31, 1995.

  There were no individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1996 for the Named Executive Officers.

  The following table sets forth the year-end value of unexercised options to purchase Common Stock of the Company for the Named Executive Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES


                                                                              Value of Unexercised
                         Shares                                                     in-the-
                        Acquired      Value       Number of Securities         Money Options/SARs
                       on Exercise   Realized    Underlying Unexercised             at FY-End
Name                       (#)         ($)       Options/SARs at FY-End     -------------------------
----                   -----------   --------              (#)                       ($)(1)
                                                                                     ------
                                                Exercisable/Unexercisable   Exercisable/Unexercisable
                                                -------------------------   -------------------------
Gerald E. Henderson.....      0         --                         0/0                      $ 0/$0
Keith E. Brue(2)........      0         --               30,139/47,361             $10,247/$16,103
Dennis C. Hefter........      0         --               27,986/49,514             $ 9,515/$16,835
Blair W. McNea (3)......      0         --              236,914/26,324             $182,336/$8,950
--------------

(1) Based upon the difference between the exercise price and the fair market value of the Common Stock for those options which at December 31, 1996 had an exercise price less than the fair market value of the Common Stock on such date. The fair market value of Company Common Stock at December 31, 1996, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $2.92 per share.
(2) Options held by Mr. Brue terminated on March 28, 1997.
(3) Options are held by Treuhand, Inc., a corporation wholly-owned by Mr. McNea.


DIRECTOR COMPENSATION

  The Company pays its non-employee directors a fee of $1,000 for each regularly scheduled meeting, plus reimbursement of travel costs and expenses incurred in attending Board and Committee meetings. Pursuant to the terms of the ImageMatrix Corporation Non-Employee Directors Stock Option Plan, in 1995 Mr. Beekmann, Mr. Seigle, and Mr. Sugavanam each received options to purchase 7,750 shares of Common Stock at an exercise price of $2.58 per share. In each year, non-employee directors will receive options to acquire 5,812 shares of Common Stock on the first business day after the Annual Meeting of Shareholders, at the closing price of the Company's Common Stock on the date prior to the grant of the option. All options granted under the Non-Employee Directors Stock Option Plan become exercisable on the following vesting schedule: 40% of a particular grant amount vests on the next succeeding annual meeting, an additional 30% of the grant amount vests on the second succeeding annual meeting and the remaining
30% of the grant amount vests on the third succeeding annual meeting.   Mr.
McNea and Mr. Seigle received options related to certain consulting services they performed for the Company. See "Certain Relationships and Related Transactions."

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  The Company entered into an employment agreement with Gerald E. Henderson, President and Chief Executive Officer of the Company, effective January 1, 1996, which extends through December 31, 1997 with certain automatic renewal provisions. The employment agreement, as amended, establishes Mr. Henderson's base salary at $156,000 in 1996 and $180,000 in 1997. The agreement may be terminated by the Company with or without cause, by Mr. Henderson for cause, or upon Mr. Henderson's death or his inability to perform his normal duties on account of disability for a period of 90 or more days. "Cause" is defined in the agreement. Mr. Henderson is also entitled to receive bonuses of $45,000 in 1997 if the Company's net income equals or exceeds $3,800,000. Mr. Henderson is entitled to additional bonuses equal to 2.32% of the Company's 1997 net income. Mr. Henderson is entitled to receive a $700 monthly car allowance and to participate in insurance and other benefit, pension or health plans provided by the Company to its key executive employees. Upon the Company's termination of Mr. Henderson's employment for any reason other than death, disability, or by the Company for cause, as defined in the employment agreement, Mr. Henderson is entitled to a one-time severance payment equal to his annual salary at the time of severance, plus additional payments for a period of 12 months from the date of termination of his employment at the base salary rate in effect at the time of the termination of employment plus continued health insurance coverage for 24 months from the date of termination. Mr. Henderson is also entitled to a salary continuation benefit payable upon his disability, which benefit shall equal 100% of his then current salary until a determination of complete disability is made, and thereafter shall equal 80% of his current salary for up to 36 months of such disability. Upon termination for any reason other than death, the Company is required to transfer the Company's insurance policy on Mr. Henderson's life to him without charge providing he assumes the future premiums.

  The Company has a Severance Agreement with Dennis Hefter, Executive Vice President of the Company, whereby Mr. Hefter is entitled to severance payments equal to his total earnings over the six month period prior to termination if he is terminated by the Company without cause as defined in the Severance Agreement. Mr. Hefter has agreed not to compete with the Company or to induce other employees to leave the employment of the Company for a period of six months after his resignation or termination, whether for cause or without cause. Mr. Hefter's Severance Agreement terminates pursuant to its terms on December 31, 1997.

  The Company's employment arrangement with Blair McNea, Vice President-- Business Development of the Company, provides that he shall receive at least 180 days advance notice prior to termination of his employment.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In July 1995, the Company issued Common Stock to certain individuals and entities (the "Founding Investment"), which included Gerald E. Henderson, Chairman of the Board, President, Chief Executive Officer and a director of the Company, Opus Capital, Inc. a management consultant to the Company, and The Seigle Family Trust. David Seigle, a director of the Company, is the primary beneficiary and trust administrator of The Seigle Family Trust. Mr. Henderson exchanged all of the outstanding shares of Documatrix Corporation
("Documatrix") for 2,180,246 shares of ImageMatrix Corporation common stock. Opus Capital, Inc. and The Seigle Family Trust purchased 179,025 and 87,746 shares respectively at a price of $.26 per share. The exchange with Mr. Henderson of Documatrix shares for shares of the Company was based on terms and conditions negotiated with third party investors. The Company exchanged the shares as part of its overall transaction to acquire the assets of the imaging division of ENTEX and complete the private placement of common shares discussed above in July 1995 and below in August 1995. Gross proceeds of the Founding Investment were $68,844 before legal and related expenses. Proceeds of the Founding Investment were used to capitalize the firm and to finance anticipated private placement expenses and general expenses necessary to complete the transaction to purchase the document imaging division of ENTEX. The terms and conditions of the share exchange were structured in such a way that they were agreeable both to Mr. Henderson and third party investors in an arms-length transaction.

  At the time of the exchange of Mr. Henderson's Documatrix shares for shares in the Company, and except for Mr. Henderson being the sole director and the owner of all outstanding Documatrix shares, no other affiliations existed between officers and directors of Documatrix and the Company. Mr. Henderson's original cost and therefore his basis in the Documatrix shares was $318,000. As of the date of the transfer of the shares of Documatrix to the Company, Documatrix's liabilities (including $1,223,000 unrealized gain on sale of assets) exceeded its assets by $2,502,000. At the acquisition date, the amount of a bank liability of Documatrix (the
"Bank One Note") was $1,500,000. Subsequent to the acquisition date, the note was reduced by the following transactions: (a) $60,000 was assumed personally by Mr. Henderson in exchange for a $60,000 increase in his basis in the Company, and (b) $280,000 was repaid out of the receipt of funds from the note receivable related to the disposition of the discontinued microfilm/microfiche operations. The remaining $1,160,000 was due February 1, 1997 with interest only payable monthly up to that date. The proceeds of the Bank One Note were used exclusively for working capital, the purchase by Documatrix in 1992 of a former shareholder's shares, and other general corporate purposes. A portion of the proceeds of the Company's June 1996 initial public offering were used to repay the Bank One Note. Documatrix is now a wholly owned subsidiary of the Company.

  In August 1995, the Company sold Common Stock to certain individuals and entities in a private placement (the "Private Placement"). Mr. Henderson purchased 52,842 shares, Opus Capital, Inc. purchased 70,455 shares, Welcome Opportunities, Ltd. and Channing Investments Corporation, the investments of which are directed by C. Channing Buckland, collectively purchased 232,500 shares, Jaidev Sugavanam, a director of the Company, purchased 176,137 shares and other investors purchased 286,242 shares. These shares were purchased at a price of $1.42 per share. Gross proceeds of the private placement were $1,161,271 with net proceeds of approximately $1,138,000, after legal and related expenses. Proceeds of the Private Placement were used to make an initial purchase payment of $721,000 to ENTEX for the purchase of the document imaging division. The remaining portion was used for working capital purposes.

  On August 30, 1995, the Company completed its purchase of the assets and assumption of the liabilities of the document imaging division of ENTEX ("Seller"). As consideration for that purchase, the Company paid $721,000 in cash and issued a promissory note (the "Note") for approximately $1,484,000.
The Note has an interest rate which originally starts at an annualized rate of 10% per annum beginning in September 1995 and increases to 11% in October 1995, 12% in November 1995, 13% in December 1995, 14% in January 1996, 15% in February 1996, 16% in March 1996, and 18% thereafter. There are no principal payments required prior to maturity; the Note matured March 30, 1996. Additionally, the Seller received a warrant to purchase Common Stock worth up to $371,068 at the Price to the Public of the Units sold in this offering. The warrant expires August 29, 2000. The Company repaid the Note with the proceeds of the Company's June 1996 initial public offering. At the time of the transaction, Messrs. Henderson and McNea were also employed by ENTEX. Mr. Sugavanam, a director of the Company, is Vice President of the Education Access division of ENTEX.

  On September 26, 1995, Gerald Henderson, President and Chief Executive Officer of the Company, personally granted to Blair McNea, Vice President--Business Development, an option to acquire up to 87,746 shares of the Company's Common Stock owned by Mr. Henderson at an exercise price of $1.42 per share from him or his estate. This option expires September 26, 2000.

  On January 1, 1996, Gerald Henderson sold 155,000 shares of the Company's Common Stock owned by Mr. Henderson to Dennis Hefter, an officer of the Company, at a price of $1.94 per share. Deferred compensation of $100,000 has been recorded for the excess of the fair value of the shares sold above the price paid by Mr. Hefter.

  On May 24, 1996, the Company borrowed $100,000 from Gerald Henderson, President and Chief Executive Officer of the Company, at an interest rate of 1% over the prime rate (a 9.25% initial rate), due July 15, 1996. The proceeds of such loan were used for short term working capital purposes, and the Company repaid such loan on May 30, 1996.

  On September 30, 1995 the Company granted options pursuant to its Founders Plan to purchase shares of Common Stock at an exercise price of $2.58 per share to the following persons in the following amounts:

  NAME                  AMOUNT
  ----                  ------
  Opus Capital, Inc.    Options to acquire 179,025 shares

  Treuhand, Inc.        Options to acquire 87,746 shares

  David Seigle          Options to acquire 87,746 shares

  The above-described options were immediately exercisable and remain exercisable until August 1, 1997. Treuhand, Inc. also received consulting fees from the Company during fiscal 1995 which totaled approximately $33,000. Blair McNea, Vice President--Business Development, is the sole shareholder of Treuhand, Inc. Opus Capital, Inc., a shareholder of the Company, provided management consulting and advisory services to the Company. Mr. Seigle is a director of the Company and is the trustee and primary beneficiary of the Seigle Family Trust, a shareholder of the Company.

  On November 2, 1995 the Company granted options pursuant to its Founders Plan to purchase shares of Common Stock at an exercise price of $2.58 per share to the following persons in the following amounts:

  NAME              AMOUNT
  ----              ------
  Treuhand, Inc.    Options to acquire 87,746 shares

  David Seigle      Options to acquire 87,746 shares

  The above-described options become exercisable on the following schedule: 20% on June 1, 1996 and the remaining 80% first become exercisable at the rate of 1/24th per month commencing October 1, 1995 so that all such options are exercisable as of September 1, 1997. Notwithstanding the above, in the event that the Company is involved in a change of control, these options immediately become fully exercisable. These options remain exercisable until the earlier of August 1, 2000 or 90 days after the holder ceases to render ongoing services to the Company.

  On November 2, 1995 the Company granted options pursuant to its Founders Plan to Opus Capital, Inc. to purchase 179,025 shares of the Company's Common Stock at an exercise price of $7.19 per share. These options are exercisable from November 1, 1996 through February 1, 1998.

  All options granted under the Founders Plan were granted at exercise prices ranging from $2.58 to $7.19. The Company believes these options were priced at or above fair market value for the following reasons: (i) the most recent sale of shares by the Company, within four months prior to grant date had been at a price of $1.42; (ii) no material changes had occurred between such sales and the option grant dates; and (iii) the Company was subsequently advised by an independent certified public accountant that the determination by the Board of Directors of fair market value was reasonable.

  The Company also agreed to pay, and has paid, Opus Capital, Inc. $10,000 per month for management consulting services for the period of September 1, 1995 through April 30, 1996.

                PROPOSAL 2 - AMENDMENT OF 1996 STOCK OPTION PLAN

     On July 16, 1996 the Board of Directors amended, subject to shareholder approval, the ImageMatrix Corporation 1996 Incentive Stock Option Plan (the "1996 Plan"). The number of common shares available for issuance under the 1996 Plan was increased to 737,500 from 387,500 shares of Common Stock subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. The 1996 Plan is set forth as Exhibit A to this Proxy Statement.

  The Board of Directors believes that the 1996 Plan has been of material benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company or any subsidiary of the Company.

  The purpose of the 1996 Plan is to promote the interests of the Company and its shareholders by helping the Company and its subsidiaries attract, retain, and motivate key employees and consultants, including officers and directors who are employees of or consultants to the Company or any of its subsidiaries, and non-employee directors of the Company.

  The Board of Directors adopted the 1996 Plan in November 1995, and it was approved by the shareholders in March 1996.

  As of March 31, 1997, options to purchase an aggregate of 479,300 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 27,125 options have been exercised. In addition to options outstanding under the 1996 Plan, there are 732,284 shares subject to outstanding options under the Founders and Consultants Stock Option Plan and under the Non-Employee Directors Stock Option Plan. As of March 31, 1997, the market value of all shares of Common Stock subject to outstanding options issued under the 1996 Plan, the Founders and Consultants Stock Option Plan and the Non-Employee Directors Stock Option Plan was $2,726,064 (based upon the average bid and asked prices as reported on the NASDAQ System on such date).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN
                                         ---
INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 737,500 FROM 387,500.

  The amendment to the 1996 Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved to 737,500 from 387,500 shares for issuance thereunder. The following description of the 1996 Plan, as amended, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

  SUMMARY OF THE 1996 PLAN

  Administration. The Board of Directors is responsible for administering the Plan. The Board of Directors has full authority, subject to the terms of the Plan, to make all determinations under the Plan. The Board of Directors may delegate administration of the Plan to a committee composed of two or more directors, each of whom is a "non-employee director" as such term is defined in Rule 16b-3 under the

Securities Exchange Act of 1934 (the "Exchange Act"). The Company will indemnify each member of the Board of Directors for actions taken under the Plan.

  Incentive and Nonstatutory Stock Options. The Board of Directors may grant incentive stock options under the Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

  Eligibility. Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, will be eligible to receive incentive stock options and nonstatutory stock options under the Plan. As of April 18, 1997, the Company had approximately 45 total employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries will be eligible to receive nonstatutory stock options under the Plan. As of April 18, there were five (5) non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

  Exercise Price. The Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the Plan will be the price established by the Board of Directors which normally is expected to be no less than 100% of the fair market value on the date the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

  Non-Transferability. All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

  Exercise. The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant. The Board, at its discretion, may establish a vesting schedule for any option granted under the Plan.

  Effect of Termination of Services.   If an optionee's employment is terminated
for any reason other than the optionee's death or disability, the exercisable options held by the optionee shall terminate immediately, however the Board of Directors shall have the discretion to allow such options to remain exercisable up to three months. If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of twelve months following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

  Stock Dividends and Stock Splits. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock made subject to Stock Options, and in the option price of said shares; and (ii) the aggregate number of shares which may be made subject to stock options in the future. If any of the foregoing adjustments result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

  Corporate Transactions. If within the duration of a stock option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the participant shall thereafter be entitled to receive upon the exercise of his or her Stock Option those shares or securities that he or she would have received had the stock option been exercised prior to such transaction and had the participant been a stockholder of the Company with respect to such shares. If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all stock options may, at the sole discretion of the Board of Directors, be accelerated so that all or any portion of stock options outstanding under the plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this plan become exercisable as of such date.

  Term of Plan; Amendment. The plan will terminate on November 2, 2005, ten years from the date the plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the plan pursuant to the exercise of options granted under the plan. Any options outstanding after the termination of the plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option under the Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

  An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

  Nonstatutory Options. An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

  An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain.

  Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

  Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.


                      PROPOSAL 3 - APPOINTMENT OF AUDITORS

  The Board of Directors has appointed the firm of Ernst & Young LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997, subject to the approval of such appointment by shareholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since the Company's 1995 fiscal year.

  The ratification of the appointment of Ernst & Young LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Ernst & Young LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1997 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement should they so desire and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF ERNST & YOUNG LLP.


                             SHAREHOLDER PROPOSALS

  Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1998 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 31, 1997.

                                 OTHER MATTERS

  All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

  The Company's independent public accountants for the fiscal year 1996 are Ernst & Young LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

  THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO BLAIR W. MCNEA, CHIEF FINANCIAL OFFICER, 400 SOUTH COLORADO BOULEVARD, STE. 500, DENVER, COLORADO 80222. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                                                                       EXHIBIT A

                            IMAGEMATRIX CORPORATION


                             1996 STOCK OPTION PLAN
                         (as amended on July 16, 1996)


1.   PURPOSE

     The IMAGEMATRIX CORPORATION 1996 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of ImageMatrix Corporation, (the "Company") and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (the "Code") as the Board of Directors of the Company shall from to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

2.   INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

     The Stock Options granted under the Plan may be either:

     a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

     b) Non-statutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

     All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

3.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors (the "Board") of the Company if each member of the Board is a Disinterested Person. If each member of the Board is not a Disinterested Person, the Plan shall be administered by a committee of two or more directors ("Committee") each of whom is a Disinterested Person. The Committee or the Board of Directors, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto.

     All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange

Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board or Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

4.   DEFINITIONS

     4.1  "Stock Option."  A Stock Option is the right granted under the Plan to
          ---------------
          an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

     4.2  "Common Stock."  A share of Common Stock means a share of authorized
          ---------------
          but unissued or reacquired common stock of the Company.

     4.3  "Fair Market Value."  If the Common Stock is traded publicly, the Fair
          --------------------
          Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the Board of Directors or the Committee shall maintain a written record of its method of determining such value.

     4.4  "Employee."  An Employee is an employee of the Company or any
          -----------
          Participating Subsidiary.

     4.5  "Participant."  A Participant is an Employee, director or consultant
          --------------
          to whom a Stock Option is granted.

     4.6  "Disinterested Person." A Disinterested Person is a person who
          -----------------------
          satisfies the definition of a "disinterested person" set forth in Rule 16b-3 under the Act or any rule or regulation, as it may be amended from time to time.

5.   ELIGIBILITY AND PARTICIPATION

     Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of or consultants to the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, but the Option Price of an NSO may be less than the Fair Market Value on the date the NSO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the

Committee may determine, subject to the provisions of this Plan.

6.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     6.1  Maximum Number. The maximum aggregate number of shares of Common Stock
          ---------------
that may be made subject to Stock Options shall be 737,500 authorized but unissued shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2  Capital Changes. In the event any changes are made to the shares of
          ----------------
Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

7.   EXERCISE OF STOCK OPTIONS

     7.1  Time of Exercise. Subject to the provisions of the Plan, the
          -----------------
Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, unless otherwise set forth in such Option grant. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option grant to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

     7.2 Exchange of Outstanding Stock. The committee, in its sole discretion,
         -------------------------------
may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part of full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.3  Use of Promissory Note; Exercise Loans. The Committee may, in its sole
          ---------------------------------------
discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his Promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

     7.4  Termination of Employment before Exercise. If the employment of a
          ------------------------------------------
Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall terminate immediately, however the Committee shall have the discretion to allow such Option Agreement(s) to remain exercisable after the termination of his employment for a period of up to three additional months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his employment by his estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his Stock Options will become exercisable and each of his Stock Options shall terminate on the first anniversary of the date of his death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.5  Disposition of Forfeited Stock Options  Any shares of Common Stock
          --------------------------------------
subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

8.   NO CONTRACT OF EMPLOYMENT

     Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company. or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article 8 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

9.   NO RIGHTS AS A STOCKHOLDER

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

10.  ASSIGNABILITY

     No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his lifetime only by him. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit the assignment or offer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. in the event of his death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

11.  MERGER OR LIQUIDATION OF THE COMPANY

     11.1 If within the duration of a Stock Option there shall be a corporate merger, consolidation, acquisition of assets, or other reorganization and if such transaction shall affect the Common Stock, the Participant shall thereafter be entitled to receive upon the exercise of his Stock Option those shares or securities that he would have received had the Stock Option been exercised prior to such transaction and had the Participant been a stockholder of the Company with respect to such shares.

     11.2 If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, the vesting schedule of some or all Stock Options may, at the sole discretion of the Committee, be accelerated so that all or any portion of Stock Options outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable as of such date.

12.  AMENDMENT

     The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, whenever applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided however that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

13.  REGISTRATION OF OPTIONED SHARES

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws. The Company will not be required to issue registered shares pursuant to the exercise of Stock Options granted under this Plan. Hence, Stock Option holders may receive shares of restricted Common Stock upon their exercise of their Stock Options. However, the Company may undertake, in its sole discretion, to register the Common Stock issued upon the exercise of the Stock Options pursuant to a registration statement on Form S-8, or equivalent form that provides for the registration of stock issued pursuant to employee stock option plans (it being noted that registration utilizing Form S-8 is not available for the resale of securities by affiliates).

14.  WITHHOLDING TAXES

     The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

15.  BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the acquisition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

16.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

17.  EFFECTIVE DATE

     This Plan was adopted by the Board of Directors and became effective on November 2, 1995 subject to the approval of the Company's stockholders within twelve (12) months thereafter. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

                         IMAGEMATRIX CORPORATION PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 1997

      The undersigned hereby constitutes, appoints, and authorizes Gerald E. Henderson and Blair W. McNea, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of ImageMatrix Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 16, 1997, at The Cherry Creek Inn, 600 South Colorado Boulevard, Denver, Colorado, at 10:00 a.m., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 30, 1997, receipt of which is hereby acknowledged.

    1. Approval of the election of each of the four nominees named herein for the office of director to serve the following terms or until their respective successors are elected and qualified; Mr. Finkel, until the 1999 Annual Meeting of Shareholders; Mr. Beekmann, Ms. Sloan and Mr. Hefter, until the 2000 Annual Meeting of Shareholders.

                  [_] For all nominees listed below (except as marked to the contrary below)
                  [_] WITHHOLD AUTHORITY to vote for all
                      listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        Robert Beekmann, Beverly Sloan, Dennis Hefter and Bryan Finkel

    2. Approval of the amendment of the Company's 1996 Incentive Stock Option Plan to increase the number of shares reserved to 737,500 from 387,500 shares of the Company's Common Stock for issuance thereunder.

                        [_] FOR [_] AGAINST [_] ABSTAIN

    3. Approval of the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1997.

                        [_] FOR [_] AGAINST [_] ABSTAIN

    4. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

       -----------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           IMAGEMATRIX CORPORATION.
    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

      THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                          IF YOU ATTEND THE MEETING.

      The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                Dated:                                    , 1997
                                       ----------------------------------

                                ------------------------------------------------
                                       Signature(s) of Shareholder(s)

                                -----------------------------------------------
                                       Signature(s) of Shareholder(s)

                                Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.